UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  November 29, 2012

ACIES CORPORATION
(Exact Name of Registrant as Specified in Charter)

Nevada	000-49724	91-2079553
(State Or Other Jurisdiction Of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3363 NE 163 Street Suite 705
N. Miami Beach, Florida 33160
 (Address of Principal Executive Offices) (Zip Code)

132 West 36th Street, 3rd Floor
New York, New York 10018
 (Address of Former Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code:   (786) 923-0523

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

On November 29, 2012, Acies Corporation (the “Company”), Champion Entertainment, Inc., a private Texas corporation (“Champion”), Oleg Firer, the Company’s President and Director, Steven Wolberg, the Company’s Director and Chief Strategy Officer (Mr. Firer and Mr. Wolberg, collectively, the “Sellers”) and Kurt Neubauer, the Chief Executive Officer of Champion, entered into a Capital Stock Exchange Agreement (the “Exchange Agreement”).

Pursuant to the Exchange Agreement, on the closing date (the “Closing”), which is subject to the Closing Conditions, described below, the Company will exchange 81,003,000 shares of its restricted common stock for 100% of the outstanding common stock of Champion, the result of which will be that Champion will become a wholly-owned subsidiary of the Company and the shareholders of Champion will become our majority common stock shareholders.  The Company also agreed to assume 4,500,000 warrants to purchase shares of common stock at an exercise price of $1.00 per share held by Champion in connection with the Closing.  The Exchange Agreement also prohibited the shareholders of Champion and Mr. Neubauer (as the holder of the Series A Preferred Stock (as discussed below)) from affecting a reverse stock split of the Company for 18 months following the Closing, without the written consent of the Sellers.  Except for dilution in connection with the issuance of shares to the Champion shareholders in connection with the Exchange, the securities that the shareholders of the Company hold prior to the Exchange Agreement will not be affected by the transactions contemplated therein.

Immediately following the Closing, the Sellers have agreed to cancel all of the outstanding stock options and derivative securities they hold or have rights to in consideration for 7,303,709 shares of common stock to be issued to Mr. Firer and 7,583,334 shares of common stock to be issued to Mr. Wolberg.

The conditions which have to occur prior to Closing the Exchange Agreement include the following “Closing Conditions”:

•
The Sellers have to assume or discharge all of the liabilities of the Company other than funds owed to the Company’s Transfer Agent and certain other transaction related expenses (including the cost of bringing the Company’s filings with the SEC current), which have been agreed to be paid by Champion;

•	The Company shall have obtained audits of its financial statements for the years ended December 31, 2011 and 2012;

•	The Company shall be current in its Securities and Exchange Commission filings;

•	A Form 8-K disclosing the Closing of the Exchange Agreement shall have been drafted and be ready to be filed;

•	The Company shall have obtained confirmation from FINRA that it is compliant with FINRA rules and regulations; and

•	The Sellers shall have entered into a lock-up agreement limiting the sale of their shares of the Company for a period of two years, as further described in the Exchange Agreement.

The Exchange Agreement further provided that Champion would be responsible for paying all costs and expenses associated with bringing the Company’s filings current with the Securities and Exchange Commission; provided that the Sellers agreed to reimburse such costs and expenses in the event the Exchange Agreement is terminated by Champion due to the breach of the agreement by the Company or Sellers.

Additionally, the Exchange Agreement provided that upon the parties entry into the Exchange Agreement, Mr. Firer would transfer the 1,000 shares of Series A Preferred Stock which he held to Mr. Neubauer, pending the Closing of or the termination of the Exchange Agreement, which shares have been transferred to date.  The Series A Preferred Stock give the holder thereof the right to vote 51% of the shareholder vote on any and all shareholder matters (the “Super Majority Voting Rights”).  As such, a change of control was deemed to have occurred in connection with the transfer of the Series A Preferred Stock and Mr. Neubauer is currently the majority shareholder of the Company.

Finally, the Exchange Agreement prohibits the Company from undertaking a reverse stock split, without the prior approval of the Sellers for a period of 18 months following the Closing.

It is anticipated that the officers and Directors of Champion will become the officers and Directors of the Company immediately following the Closing.

The Exchange Agreement can be cancelled by any party if the Closing Conditions cannot be satisfied within nine months following the execution date of the Share Exchange (July 29, 2013), or upon a breach of the agreement (subject to the cure provisions set forth in the Exchange Agreement), by the non-breaching party.  Upon any termination of the Exchange Agreement, Mr. Neubauer is required to transfer the Series A Preferred Stock Shares and therefore control of the Company back to Mr. Firer.

The description of the Exchange Agreement above is qualified in its entirety by the full text of the Exchange Agreement filed herewith and incorporated by reference in this Item 1.01.

Item 3.02 Unregistered Sales of Equity Securities.

In connection with the Exchange Agreement described above, Mr. Firer transferred 1,000 shares of Series A Preferred Stock to Mr. Neubauer and Mr. Neubauer obtained voting control over the Company.

The Company and Mr. Firer claim an exemption from registration afforded by Section 4(2) of the Securities Act of 1933, as amended (the “Act”) for the transfer, since the transfer did not involve a public offering, the recipient took the securities for investment and not resale, the Company took appropriate measures to restrict transfer, and the recipient was an “accredited investor”.

Item 5.01 Changes in Control of Registrant.

In connection with the transfer of the Series A Preferred Stock, which provides the holder thereof the Super Majority Voting Rights, Mr. Neubauer, who has an address of 6011 Westline Dr., Houston, Texas 77036, acquired voting control over 51% of the Company from Mr. Firer.  Voting control was acquired effective November 29, 2012 in connection with the terms and conditions of the Exchange Agreement.  As described in greater detail above under Item 1.01, in the event the Exchange Agreement is terminated, the Series A Preferred Stock will be transferred back to Mr. Firer.  Other than the change of control affected pursuant to the Exchange Agreement and which may occur in connection with the termination of the Exchange Agreement, the Company is not aware of any pending or potential changes of control of the Company.

Item 9.01 Financial Statements and Exhibits.

Exhibit Number	Description of Exhibit
2.1*	Capital Stock Exchange Agreement, dated November 29, 2012, by and between the Company, Champion Entertainment, Inc., Oleg Firer, Steven Wolberg and Kurt Neubauer

* Filed herewith.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ACIES CORPORATION

By: /s/ Oleg Firer
Name: Oleg Firer
Title: Chief Executive Officer

Date:  December 17, 2012

EXHIBIT INDEX

Exhibit Number	Description of Exhibit
2.1*	Capital Stock Exchange Agreement, dated November 29, 2012, by and between the Company, Champion Entertainment, Inc., Oleg Firer, Steven Wolberg and Kurt Neubauer

* Filed herewith.